EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77C: Submission of matters to a vote of Security holders.

EXHIBIT B:
  Attachment to item 77H: Changes in control of Registrant.

EXHIBIT C:
  Attachment to item 77I: Terms of new or amended securities

EXHIBIT D:
  Attachment to item 77Q1:
 (a) Designation of Series relating to the addition of the Emerging Growth Portfolio*
 (e) New Investment Advisory Agreements and new Sub-Investment
     Advisory Agreement for the Post-Venture Capital Portfolio
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EXHIBIT A:

Sub-Item 77C:  Submission of matter to a vote of security holders

(a) A special meeting was held on May 21, 1999.

(b) At the special meeting held on May 21, 1999, the following persons were elected as trustees of the Trust, constituting the entire Board of Trustees: Richard H. Francis,
Jack W. Fritz, Jeffrey E. Garten, James S. Pasman, Jr., William
W. Priest, Steven N. Rappaport, Arnold M. Reichman, Alexander B.
Trowbridge.

(c) At the special meeting held on May 21, 1999, shareholders of each Portfolio of the Trust were asked to approve a new investment advisory agreement between each Portfolio of the Trust and Credit Suisse Asset Management, LLC. Shareholders of the Post-Venture Capital Portfolio were also asked to approve a new sub-investment advisory agreement between the Portfolio, Credit Suisse Asset Management, LLC and Abbott Capital Management, LLC.

The new investment advisory agreement was approved by shareholders of the Emerging Markets Portfolio and the shareholder vote was as follows:

           Total Number of Votes         Percentage of total
                                           number of shares
                                             outstanding

Approve      344,882.5198                       88.47%
Disapprove    28,717.5180                        7.37%
Abstain       16,223.3862                        4.16%

The new investment advisory agreement was approved by shareholders of the Growth & Income Portfolio and the shareholder vote was as follows:

          Total Number of Votes           Percentage of total
                                           number of shares
                                             outstanding

Approve       1,189,345.1710                   85.61%
Disapprove       54,742.6390                    3.94%
Abstain          89,716.8790                    6.46%

The new investment advisory agreement was approved by shareholders of the International Equity Portfolio and the shareholder vote was as follows:

          Total Number of Votes            Percentage of total
                                            number of shares
                                              outstanding

Approve       29,735,919.3661                     90.49%
Disapprove       502,724.3810                      1.53%
Abstain        2,366,964.4931                      7.20%

The new investment advisory agreement was approved by shareholders of the Post-Venture Capital Portfolio and the shareholder vote was as follows:

             Total Number of Votes         Percentage of total
                                            number of shares
                                               outstanding

Approve        4,736,865.2862                     91.55%
Disapprove       110,429.3639                      2.13%
Abstain          281,795.8329                      5.45%

The new investment advisory agreement was approved by shareholders of the Small Company Growth Portfolio and the shareholder vote was as follows:

             Total Number of Votes          Percentage of total
                                             number of shares
                                               outstanding

Approve        38,614,143.4080                   87.51%
Disapprove        928,384.6052                    2.10%
Abstain         3,329,468.8245                    7.55%

The new sub-investment advisory agreement was approved by shareholders of the Post-Venture Capital Portfolio and the shareholder vote was as follows:

                Total Number of Votes        Percentage of total
                                              number of shares
                                                outstanding

Approve            4,626,424.3676                  89.42%
Disapprove           133,767.3892                   2.59%
Abstain              368,898.7262                   7.13%

(d) Not applicable


EXHIBIT B:

Sub-Item 77H:  Changes in control of registrant
(a) On July 6, 1999, Credit Suisse Group acquired Warburg
Pincus Asset Management, Inc. ("Warburg Pincus"), the former investment adviser to each Portfolio of the Trust. Warburg Pincus was combined with Credit Suisse Group's existing U.S. asset management business, Credit Suisse Asset Management, LLC, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group. Credit Suisse Group may be deemed to control the Trust on the basis of its control of Credit Suisse Asset Management, LLC, the current investment adviser to each Portfolio of the Trust.
(b) On July 6, 1999, Warburg, Pincus & Co., formerly the ultimate parent of Warburg Pincus, ceased to be a controlling person of the Trust as a result of the transactions described in Sub-Item 77H(a).


EXHIBIT C:

Sub-Item 77I:  Terms of new or amended securities
(a) Not applicable
(b) On November 24, 1998, a Certificate of Establishment and Designation of the Emerging Growth Portfolio was filed with the Secretary of State of Massachusetts. When matters are submitted for shareholder vote, shareholders of the Emerging Growth Portfolio will have one vote for each full share held and fractional votes for fractional shares held. All shareholders of the Emerging Growth Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares of the Emerging Growth Portfolio are freely transferable but have no preemptive, conversion or subscription rights.


EXHIBIT D:

Sub-Item 77Q1:  Exhibits

(a) Incorporated by reference to Post-Effective Amendment No. 10 to the Trust's Registration Statement on Form N-1A filed on April 16, 1999.


(e) New Investment Advisory Agreements and new Sub-Investment
Advisory Agreement for the Post-Venture Capital Portfolio

INVESTMENT ADVISORY AGREEMENT


July 6, 1999


Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147

Dear Sirs:

Warburg, Pincus WorldPerks Tax Free Money Market Fund,
Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:

1.	Investment Description; Appointment

The Fund desires to employ the capital of the Fund by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as may be amended from time to time, and in the Fund's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Fund's Prospectus and SAI have been or will be submitted to the Adviser. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.	Services as Investment Adviser

Subject to the supervision and direction of the Board of Directors of the Fund, the Adviser will (a) act in strict conformity with the Fund's Articles of Incorporation, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus and SAI, (c) make investment decisions for the Fund, (d) place purchase and sale orders for securities on behalf of the Fund, (e) exercise voting rights in respect of portfolio securities and other investments for the Fund, and (f) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

	Subject to the approval of the Board of Directors of the Fund and where required, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Fund and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Fund and the Fund's Board of Directors and subject to the requirements of the 1940 Act.

3.	Brokerage

In executing transactions for the Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Fund and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.	Information Provided to the Fund

The Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.	Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above.
The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to shareholders of the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

6.	Compensation

In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser an annual fee calculated at an annual rate of 0.40% of the Fund's average daily net assets. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or SAI.

7.	Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to paragraph 2 of this Agreement. The Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Fund; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

The Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Fund is a party and of indemnifying officers and Directors of the Fund with respect to such litigation and other expenses as determined by the Directors.

8.	Services to Other Companies or Accounts

The Fund understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Fund has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

9.	Term of Agreement

This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in said
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.	Representation by the Fund

The Fund represents that a copy of its Articles of Incorporation, dated July 31, 1998, together with all amendments thereto, is on file in the Department of Assessments and Taxation of the State of Maryland.

 11.	Miscellaneous

The Fund recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "Warburg", "Warburg Pincus", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Fund's shares, the Fund agrees that, at the Adviser's request, the Fund's license to use the words "Warburg" , "Warburg Pincus" "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" will terminate and that the Fund will take all necessary action to change the name of the Fund to names not including the words "Warburg" "Warburg Pincus", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus".
Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

WARBURG, PINCUS WORLDPERKS TAX
FREE MONEY MARKET FUND, INC.

By: _______________________
Name: ________________
Title: _______________


Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By: _______________________
Name: ________________
Title: _______________




INVESTMENT ADVISORY AGREEMENT

July 6, 1999

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147

Dear Sirs:

Warburg, Pincus Trust on behalf of the Emerging Markets
Portfolio (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the
"Adviser") as follows:

1.	Investment Description; Appointment

The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Trust's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.	Services as Investment Adviser

Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust's Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Trust's assets in accordance with the Trust's investment objective and policies as stated in the Trust's Prospectus and SAI, (c) make investment decisions for the Trust, (d) place purchase and sale orders for securities on behalf of the Trust, (e) exercise voting rights in respect of portfolio securities and other investments for the Trust, and (f) monitor and evaluate the services provided by the Trust's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Trust's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

	Subject to the approval of the Board of Trustees of the Trust and where required, the Trust's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Trust and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trust's Board of Trustees and subject to the requirements of the 1940 Act.

3.	Brokerage

In executing transactions for the Trust, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.	Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Trust, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.	Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above.
The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to shareholders of the Trust to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

6.	Compensation

In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Adviser an annual fee calculated at an annual rate of 1.25% for the Emerging Markets Portfolio, 1.25% of the Portfolio's average daily net assets.
The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus or SAI.

7.	Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Trust will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Trust; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Trust's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

The Trust will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Trust is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

8.	Services to Other Companies or Accounts

The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Trust and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

9.	Term of Agreement

This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Trust's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in said
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Trust's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.	Representation by the Trust

The Trust represents that a copy of its Agreement and Declaration of Trust, dated March 15, 1995, together with all amendments thereto, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.

11.	Limitation of Liability

It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually, and the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust individually, but bind only the assets and property of the Trust, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

12.	Miscellaneous

The Trust recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "Warburg", "Warburg Pincus", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Trust's shares, the Trust agrees that, at the Adviser's request, the Trust's license to use the words "Warburg" , "Warburg Pincus" "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" will terminate and that the Trust will take all necessary action to change the name of the Trust to names not including the words "Warburg" "Warburg Pincus", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus".
Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

WARBURG, PINCUS TRUST
ON BEHALF OF THE
EMERGING MARKETS PORTFOLIO

By: _______________________
Name: ________________
Title: _______________


Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By: _______________________
Name: ________________
Title: _______________




INVESTMENT ADVISORY AGREEMENT

July 6, 1999

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147

Dear Sirs:

Warburg, Pincus Trust on behalf of the Post-Venture
Capital Portfolio (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the
"Adviser") as follows:

1.	Investment Description; Appointment

The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Trust's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.	Services as Investment Adviser

Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust's Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Trust's assets in accordance with the Trust's investment objective and policies as stated in the Trust's Prospectus and SAI, (c) make investment decisions for the Trust, (d) place purchase and sale orders for securities on behalf of the Trust, (e) exercise voting rights in respect of portfolio securities and other investments for the Trust, and (f) monitor and evaluate the services provided by the Trust's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Trust's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

	Subject to the approval of the Board of Trustees of the Trust and where required, the Trust's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Trust and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trust's Board of Trustees and subject to the requirements of the 1940 Act.

3.	Brokerage

In executing transactions for the Trust, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.	Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Trust, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.	Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above.
The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to shareholders of the Trust to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

6.	Compensation

In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Adviser an annual fee calculated at an annual rate of 1.25% of the Portfolio's average daily net assets. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus or SAI.

7.	Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Trust will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Trust; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Trust's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

The Trust will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Trust is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

8.	Services to Other Companies or Accounts

The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Trust and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

9.	Term of Agreement

This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Trust's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in said
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Trust's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.	Representation by the Trust

The Trust represents that a copy of its Agreement and Declaration of Trust, dated March 15, 1995, together with all amendments thereto, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.

11.	Limitation of Liability

It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually, and the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust individually, but bind only the assets and property of the Trust, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

12.	Miscellaneous

The Trust recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "Warburg", "Warburg Pincus", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Trust's shares, the Trust agrees that, at the Adviser's request, the Trust's license to use the words "Warburg" , "Warburg Pincus" "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" will terminate and that the Trust will take all necessary action to change the name of the Trust to names not including the words "Warburg" "Warburg Pincus", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus".
Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

WARBURG, PINCUS TRUST
ON BEHALF OF THE
POST-VENTURE CAPITAL PORTFOLIO

By: _______________________
Name: ________________
Title: _______________


Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By: _______________________
Name: ________________
Title: _______________





INVESTMENT ADVISORY AGREEMENT

July 6, 1999

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147

Dear Sirs:

Warburg, Pincus Trust on behalf of the International
Equity Portfolio (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the
"Adviser") as follows:

1.	Investment Description; Appointment

The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Trust's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.	Services as Investment Adviser

Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust's Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Trust's assets in accordance with the Trust's investment objective and policies as stated in the Trust's Prospectus and SAI, (c) make investment decisions for the Trust, (d) place purchase and sale orders for securities on behalf of the Trust, (e) exercise voting rights in respect of portfolio securities and other investments for the Trust, and (f) monitor and evaluate the services provided by the Trust's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Trust's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

	Subject to the approval of the Board of Trustees of the Trust and where required, the Trust's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Trust and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trust's Board of Trustees and subject to the requirements of the 1940 Act.

3.	Brokerage

In executing transactions for the Trust, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.	Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Trust, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.	Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above.
The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to shareholders of the Trust to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

6.	Compensation

In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Adviser an annual fee calculated at an annual rate of 1.00% of the Portfolio's average daily net assets. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus or SAI.

7.	Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Trust will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Trust; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Trust's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

The Trust will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Trust is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

8.	Services to Other Companies or Accounts

The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Trust and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

9.	Term of Agreement

This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Trust's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in said
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Trust's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.	Representation by the Trust

The Trust represents that a copy of its Agreement and Declaration of Trust, dated March 15, 1995, together with all amendments thereto, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.

11.	Limitation of Liability

It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually, and the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust individually, but bind only the assets and property of the Trust, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

12.	Miscellaneous

The Trust recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "Warburg", "Warburg Pincus", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Trust's shares, the Trust agrees that, at the Adviser's request, the Trust's license to use the words "Warburg" , "Warburg Pincus" "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" will terminate and that the Trust will take all necessary action to change the name of the Trust to names not including the words "Warburg" "Warburg Pincus", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus".
Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

WARBURG, PINCUS TRUST
ON BEHALF OF THE
INTERNATIONAL EQUITY PORTFOLIO

By: _______________________
Name: ________________
Title: _______________


Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By: _______________________
Name: ________________
Title: _______________





INVESTMENT ADVISORY AGREEMENT
May 28, 1999

Warburg Pincus Asset Management, Inc.
466 Lexington Avenue
New York, New York 10017-3147
Dear Sirs:
Warburg, Pincus Trust (the "Trust"), a business trust
organized under the laws of The Commonwealth of Massachusetts, is an open-end, management investment company that currently offers six portfolios, one of which is the Emerging Growth Portfolio (the "Portfolio"). The Trust on behalf of the Portfolio herewith confirms its agreement with Warburg Pincus Asset Management, Inc. (the "Adviser") as follows:
1.	Investment Description; Appointment
The Trust desires to employ the capital of the
Portfolio by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust, as may be amended from time to time, and in the Trust's Prospectus and Statement of Additional Information relating to the Portfolio as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and SAI relating to the Portfolio have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Portfolio. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.
2.	Services as Investment Adviser
Subject to the supervision and direction of the Board
of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust's Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies as stated in the Trust's Prospectus and SAI relating to the Portfolio, (c) make investment decisions for the Portfolio, (d) place purchase and sale orders for securities on behalf of the Portfolio, (e) exercise voting rights in respect of portfolio securities and other investments for the Portfolio, and (f) monitor and evaluate the services provided by the Portfolio's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Portfolio's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Portfolio may hold or contemplate purchasing.
	Subject to the approval of the Board of Trustees of the Trust and where required, the Portfolio's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Portfolio and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trust's Board of Trustees and subject to the requirements of the 1940 Act.
3.	Brokerage
In executing transactions for the Portfolio, selecting
brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Portfolio and/or other accounts over which the Adviser or an affiliate exercises investment discretion.
4.	Information Provided to the Trust
The Adviser will keep the Trust informed of
developments materially affecting the Portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.
5.	Standard of Care
The Adviser shall exercise its best judgment in
rendering the services listed in paragraphs 2, 3 and 4 above.
The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or the Portfolio or to shareholders of the Trust or the Portfolio to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.
6.	Compensation
In consideration of the services rendered pursuant to
this Agreement, the Portfolio will pay the Adviser an annual fee calculated at an annual rate of .90% of the Portfolio's average daily net assets. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus or SAI relating to the Portfolio.
7.	Expenses
The Adviser will bear all expenses in connection with
the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to paragraph 2 of this Agreement. The Portfolio will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Portfolio; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. The Trust will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Portfolio is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.
8.	Services to Other Companies or Accounts
The Trust understands that the Adviser now acts, will
continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Portfolio and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.
9.	Term of Agreement
This Agreement shall continue for an initial two-year
period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in said
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Portfolio's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).
10.	Representation by the Trust
The Trust represents that a copy of its Agreement and
Declaration of Trust, dated March 15, 1995, together with all amendments thereto, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.
11.	Limitation of Liability
It is expressly agreed that this Agreement was executed
by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually, and the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust individually, but bind only the assets and property of the Portfolio, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Portfolio and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Portfolio as provided in its Declaration of Trust.
12.	Miscellaneous
The Trust recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "Warburg", "Warburg Pincus", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Portfolio's shares, the Trust agrees that, at the Adviser's request, the Trust's license to use the words "Warburg" , "Warburg Pincus" "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" will terminate and that the Trust will take all necessary action to change the name of the Trust and the Portfolio to names not including the words "Warburg", "Warburg Pincus", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus".
Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.
Very truly yours,
WARBURG, PINCUS TRUST

By:
Name:
Title:

Accepted:
WARBURG PINCUS ASSET MANAGEMENT, INC.

By:
Name:
Title:




INVESTMENT ADVISORY AGREEMENT

July 6, 1999

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147

Dear Sirs:

Warburg, Pincus Trust on behalf of the Growth & Income
Portfolio (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the
"Adviser") as follows:

1.	Investment Description; Appointment

The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Trust's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.	Services as Investment Adviser

Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust's Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Trust's assets in accordance with the Trust's investment objective and policies as stated in the Trust's Prospectus and SAI, (c) make investment decisions for the Trust, (d) place purchase and sale orders for securities on behalf of the Trust, (e) exercise voting rights in respect of portfolio securities and other investments for the Trust, and (f) monitor and evaluate the services provided by the Trust's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Trust's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

	Subject to the approval of the Board of Trustees of the Trust and where required, the Trust's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Trust and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trust's Board of Trustees and subject to the requirements of the 1940 Act.

3.	Brokerage

In executing transactions for the Trust, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.	Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Trust, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.	Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above.
The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to shareholders of the Trust to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

6.	Compensation

In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Adviser an annual fee calculated at an annual rate of 0.75% of the Portfolio's average daily net assets. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus or SAI.

7.	Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Trust will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Trust; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Trust's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

The Trust will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Trust is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

8.	Services to Other Companies or Accounts

The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Trust and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

9.	Term of Agreement

This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Trust's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in said
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Trust's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.	Representation by the Trust

The Trust represents that a copy of its Agreement and Declaration of Trust, dated March 15, 1995, together with all amendments thereto, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.

11.	Limitation of Liability

It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually, and the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust individually, but bind only the assets and property of the Trust, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

12.	Miscellaneous

The Trust recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "Warburg", "Warburg Pincus", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Trust's shares, the Trust agrees that, at the Adviser's request, the Trust's license to use the words "Warburg" , "Warburg Pincus" "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" will terminate and that the Trust will take all necessary action to change the name of the Trust to names not including the words "Warburg" "Warburg Pincus", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus".
Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

WARBURG, PINCUS TRUST
ON BEHALF OF THE
GROWTH & INCOME PORTFOLIO

By: _______________________
Name: ________________
Title: _______________


Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By: _______________________
Name: ________________
Title: _______________





SUB-ADVISORY AGREEMENT
July 6, 1999


Abbott Capital Management, LLC
50 Rowes Wharf
Boston, MA  02110

Dear Sirs:
Warburg, Pincus Trust, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), on behalf of the Post-Venture Capital Portfolio, and Credit Suisse Asset Management, LLC, as its investment adviser (the "Adviser"), herewith confirm their agreement with Abbott Capital Management, LLC (the "Sub-Adviser") as follows:

1.	Investment Description; Appointment
The Trust desires to employ the capital of the Trust by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Trust's Agreement and Declaration of Trust, as may be amended from time to time (the "Agreement and Declaration of Trust"), and in the Prospectus and Statement of Additional Information, as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Prospectus, SAI and Agreement and Declaration of Trust have been or will be submitted to the Sub-Adviser. The Trust agrees to provide the Sub-Adviser copies of all amendments to the Prospectus and SAI on an on-going basis. The Trust employs the Adviser as its investment adviser. The Adviser desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

2.	Services as Sub-Adviser
(a)	Subject to the supervision and direction of the
Adviser, the Sub-Adviser will provide investment advisory assistance and portfolio management advice to the Trust in accordance with (a) the Agreement and Declaration of Trust, (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations and (c) the Trust's investment objective and policies as stated in the Prospectus and SAI and investment parameters provided by the Adviser from time to time. In connection therewith, the Sub-Adviser will:
(i)	determine whether to purchase, retain or sell
interests in United States or foreign private investment
vehicles that themselves invest in debt and equity
securities of companies in the venture capital and post-
venture capital stages of development or companies engaged
in special situations or changes in corporate control,
including buyouts ("Investments").  The Sub-Adviser is
hereby authorized to execute, or place orders for the
execution of, all Investments on behalf of the Trust;
(ii)	assist the custodian and accounting agent for
the Trust in determining or confirming, consistent with the procedures and policies stated in the Prospectus and SAI, the value of any Investments for which the custodian and accounting agent seek assistance from or identify for review by the Sub-Adviser;
(iii) monitor the execution of orders for the
purchase or sale of Investments and the settlement and
clearance of those orders;
(iv)	exercise voting rights in respect of
Investments; and
(v)	provide reports to the Trust's Board of
Trustees for consideration at quarterly meetings of the
Board on the Investments and furnish the Adviser and the
Trust's Board of Trustees with such periodic and special
reports as the Trust or the Adviser may reasonably request.
(b)	In connection with the performance of the services
of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

3.	Execution of Transactions
(a)	The Sub-Adviser will not effect orders for the
purchase or sale of securities on behalf of the Trust through brokers or dealers as agents.
(b)	It is understood that the services of the Sub-
Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Trust and the Adviser further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.
(c)	On occasions when the Sub-Adviser deems the
purchase or sale of a security to be in the best interest of the Trust as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Trust and to such other clients. The Sub-Adviser shall provide to the Adviser and the Trust all information reasonably requested by the Adviser and the Trust relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Trust and the Sub-Adviser's other investment advisory clients.
(d)	In connection with the purchase and sale of
securities for the Trust, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Trust.

4.	Disclosure Regarding the Sub-Adviser
(a)	The Sub-Adviser has reviewed the disclosure about
the Sub-Adviser contained in the Trust's registration statement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.
(b)	The Sub-Adviser agrees to notify the Adviser and
the Trust promptly of any (i) statement about the Sub-Adviser contained in the Trust's registration statement that becomes untrue in any material respect or (ii) omission of a material fact about the Sub-Adviser in the Trust's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.
(c)	Prior to the Trust or the Adviser or any
affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser, the Sub-Adviser shall have the right to approve the general advertising or promotional plan pursuant to which such literature or material is being utilized or distributed; provided that the Sub-Adviser shall be deemed to have approved such advertising or plan if it has not objected to its use within ten (10) business days after such material has been sent to it. The Trust or the Adviser will use all reasonable efforts to ensure that all advertising, sales and promotional material used or distributed by or on behalf of the Trust or the Adviser that refers to the Sub-Adviser will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.
(d)	The Sub-Adviser has supplied the Adviser and the
Trust copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply the Adviser, promptly upon preparation thereof, copies of all amendments or restatements of such document.

5.	Certain Representations and
Warranties of the Sub-Adviser
(a)	The Sub-Adviser represents and warrants that it is
a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.
(b)	The Sub-Adviser represents that it has read and
understands the Prospectus and SAI and warrants that in investing the Trust's assets it will use all reasonable efforts to adhere to the Trust's investment objectives, policies and restrictions contained therein.

6.	Compliance
(a)	The Sub-Adviser agrees that it shall promptly
notify The Adviser and the Trust (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Trust's assets, the Trust's investment portfolio has ceased to adhere to the Trust's investment objective, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.
(b)	The Adviser agrees that it shall promptly notify
the Sub-Adviser in the event that the SEC has censured the Adviser or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.
(c)	The Trust and the Adviser shall be given access to
the records of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Trust, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Trust and the Adviser and their representatives in connection with any such monitoring efforts.

7.	Books and Records
(a)	In compliance with the requirements of Rule 31a-3
under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to either the Adviser or the Trust any of such records upon the request of either of them. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.
(b)	The Sub-Adviser hereby agrees to furnish to
regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

8.	Provision of Information;
Proprietary and Confidential Information
(a)	The Adviser agrees that it will furnish to the
Sub-Adviser information related to or concerning the Trust that the Sub-Adviser may reasonably request.
(b)	The Sub-Adviser agrees on behalf of itself and its
employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, the Adviser and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.
(c)	The Sub-Adviser represents and warrants that
neither it nor any affiliate will use the name of the Trust, the Adviser or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Trust or the Adviser, as applicable.

9.	Standard of Care
The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Adviser in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Trust or the Adviser or to shareholders of the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Trust and the Adviser understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Trust by reason of such reliance of the Sub-Adviser.

10.	Indemnification
(a)	The Sub-Adviser agrees to indemnify and hold
harmless the Trust, the Adviser, any affiliate thereof, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") any or all of the Trust and the Adviser (all of such persons being referred to as "Trust Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Trust Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), or under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Trust which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Sub-Adviser, or any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, (ii) may be based upon a failure to comply with paragraph 5(b) of this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact about the Sub-Adviser contained in the registration statement covering the shares of the Trust, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact about the Sub-Adviser known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust or any affiliate thereof by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Trust Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
(b)	The Trust agrees to indemnify and hold harmless
the Sub-Adviser, any of its affiliates, and each controlling person, if any, of the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code or under any other statute, at common law or otherwise, which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Trust or the Adviser, or any of their respective employees or representatives, or any affiliate of or any person acting on behalf of the Trust or the Adviser,
(ii) may be based upon a failure by the Trust or the Adviser to comply with this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement covering the shares of the Trust, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Trust and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust or any affiliate thereof by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Sub-Adviser Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
(c)	A party (the "Indemnifying Person") shall not be
liable under paragraphs 10(a) or 10(b) herein with respect to any claim made against any Trust Indemnified Person or Sub-Adviser Indemnified Person, as applicable (a Trust Indemnified Person and a Sub-Adviser Indemnified Person may be referred to in this paragraph 10(c) as an "Indemnified Person"), unless such Indemnified Person shall have notified the Indemnifying Person in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Indemnified Person (or after such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability which it may have to any Indemnified Person against whom such action is brought otherwise than on account of this paragraph 10. In case any such action is brought against any Indemnified Person, the Indemnifying Person will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the Indemnifying Person assumes the defense of any such action and the selection of counsel by the Indemnifying Person to represent the Indemnifying Person and the Indemnified Person would result in a conflict of interests and therefore would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the Indemnifying Person will, at its own expense, assume the defense with counsel to the Indemnifying Person and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the Indemnifying Person and to the Indemnified Person. The Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Person shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.
The Indemnifying Person shall not have the right to compromise on or settle the litigation without the prior written consent of the Indemnified Person if such compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.

11.	Compensation
In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a quarterly fee calculated at an annual rate of 1.00% of the net asset value of the Investments as of the last day of each calendar quarter. The fee for the period from the date of this Agreement to the end of the quarter during which this Agreement commenced shall be prorated according to the proportion that such period bears to the full quarterly period. Such fee shall be paid by the Adviser to the Sub-Adviser within ten (10) business days after the last day of each quarter or, upon termination of this Agreement before the end of a quarter, within ten (10) business days after the effective date of such termination. Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period. For the purpose of determining fees payable to the Sub-Adviser, the value of the Investments shall be computed in the manner specified in the Prospectus or SAI. The Sub-Adviser shall have no right to obtain compensation directly from the Trust for services provided hereunder and agrees to look solely to the Adviser for payment of fees due.

12.	Expenses
(a)	The Sub-Adviser will bear all expenses in
connection with the performance of its services under this Agreement, which shall not include the Trust's expenses listed in paragraph 12(b).
(b)	The Trust will bear certain other expenses to be
incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Trust, the Adviser or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Trust; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Trust's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

13.	Term of Agreement
This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Trust's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined the 1940
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by the Adviser on 60 (sixty) days' written notice to the Trust and the Sub-Adviser,
(ii) by the Board of Trustees of the Trust or by vote of holders of a majority of the Trust's shares on 60 (sixty) days' written notice to the Adviser and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Trust and the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Trust kept by the Sub-Adviser shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8, 9 and 10 shall remain in effect.

14.	Amendments
No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Trust and (b) the Board of Trustees of the Trust, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15.  Notices
All communications hereunder shall be given (a) if to the Sub-Adviser, to Abbott Capital Management, LLC, 1330 Avenue of the Americas, Suite 2800, New York, New York 10019 (Attention:
Raymond L. Held), telephone: (212) 757-2700, telecopy: (212) 757-0835, (b) if to the Adviser, to Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147 (Attention: President), telephone: (212) 878-0600, telecopy:
(212) 878-9351, and (c) if to the Trust, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 878-0600, telecopy: (212) 878-9351
(Attention:  President).

16.	Choice of Law
This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

17.	Limitation of Liability
It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually, and the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust individually, but bind only the assets and property of the Trust, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

18.	Miscellaneous
(a)	The captions of this Agreement are included for
convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.
(b)	If any provision of this Agreement shall be held
or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.
(c)	Nothing herein shall be construed to make the Sub-
Adviser an agent of the Adviser or the Trust.
(d)	This Agreement may be executed in counterparts,
with the same effect as if the signatures were upon the same instrument.

Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.
Very truly yours,
CREDIT SUISSE ASSET MANAGEMENT, LLC

By: _________________________________
Name:
Title:


WARBURG, PINCUS TRUST ON BEHALF OF THE
POST-VENTURE CAPITAL PORTFOLIO

By: _________________________________
Name:
Title:

ABBOTT CAPITAL MANAGEMENT, LLC

By: _______________________________
Name:
Title: